UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.        )

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Palatin Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[PALATIN LOGO OMITTED]

PALATIN TECHNOLOGIES, INC.
4C Cedar Brook Drive
Cranbury, New Jersey 08512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE	Thursday, December 9, 2004

TIME	9:30 a.m., Eastern Time

PLACE	Palatin's executive offices, 4C Cedar Brook Drive, Cranbury, New Jersey 08512

RECORD DATE	October 28, 2004

ITEMS OF BUSINESS	(1) election of directors;
2)   ratification of appointment of our independent auditors for the fiscal year ending June 30, 2005;
(3)   approval of an increase in common stock available for issuance under the 1996 Stock Option Plan; and
(4) any other matters properly brought before the meeting.

STOCKHOLDER LIST	A list of all stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours for 10 days before the meeting, at our executive offices, 4C Cedar Brook Drive, Cranbury, New Jersey 08512.

By order of the board of directors,

Stephen T. Wills, Secretary
October 29, 2004

PALATIN TECHNOLOGIES, INC.

ANNUAL MEETING 2004

Notice of Meeting	1

Voting Procedures and Solicitation	3

Item 1: Election of Directors	5
The Nominees	5
The Board and Its Committees	7
Compensation of Directors	9

Item 2: Ratification of Appointment of KPMG LLP as Independent Auditors	10
Report of the Audit Committee	12

Item 3: Approval of an Increase in Common Stock Available for Issuance Under the 1996 Stock Option Plan	12
The 1996 Stock Option Plan	12
Options granted to management and employees	15
Interest of management in the increase	16
Text of the amendment	17

Executive Officers	18
Executive Compensation	18
Summary Compensation Table	19
Option Grants in Last Fiscal Year	20
Aggregated Option Exercises and Fiscal Year-End Option Values	21
Ten-Year Option Repricings	21
Employment Agreements	22

PROXY STATEMENT, PAGE 2

PALATIN TECHNOLOGIES, INC.

ANNUAL MEETING 2004

PROXY STATEMENT

VOTING PROCEDURES AND SOLICITATION

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save us the expense of following up with a second mailing. We began sending out these proxy materials on approximately October 29, 2004.

METHODS OF VOTING

You may vote by signing and returning the enclosed proxy card or by voting in person at the meeting. If you send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the meeting that you wish to vote in person.

REVOKING A PROXY

You may revoke your proxy by:

•	signing and returning another proxy card at a later date;

•	sending written notice of revocation to the Secretary at our offices, 4C Cedar Brook Drive, Cranbury, New Jersey 08512; or

•	informing the Secretary and voting in person at the meeting.

To be effective, a later-dated proxy or written revocation must arrive at our corporate offices before the start of the meeting.

PROXY SOLICITATION

We are soliciting the enclosed proxy card on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers and employees may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. We have engaged Mellon Investor Services LLC to solicit proxies for this annual meeting. We are paying Mellon $7,000 at the start of the solicitation and we may pay additional fees after the solicitation depending on the services we use, plus certain of Mellon’s out-of-pocket expenses.

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HOW PROXY CARDS ARE VOTED

The proxy holders named on the proxy card are Carl Spana, Ph.D., chief executive officer, president and a director, and Stephen T. Wills, chief financial officer, executive vice president, secretary and treasurer. The proxy holders will vote shares according to the stockholder’s instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares FOR the election of the director nominees listed on the card; FOR ratifying the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2005; and FOR approval of the increase in common stock available for issuance under the 1996 Stock Option Plan; and in their discretion on any other business which may properly come before the meeting.

QUORUM AND VOTES REQUIRED

A majority of the votes of outstanding shares of common stock and Series A preferred stock, represented at the meeting in person or by proxy, constitutes a quorum. Abstentions and broker non-votes will count towards the quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Common stock and Series A preferred stock will vote together as one class on the three items of business listed on the proxy card.

•	Directors are elected by a plurality of votes cast, so the seven nominees receiving the most votes will be elected. Stockholders who do not wish to vote for one or more of the individual nominees may withhold authority in the space provided on the proxy card. Abstentions and broker non-votes will count neither for nor against election.

•	Ratifying the appointment of the independent auditors for the fiscal year ending June 30, 2005 requires a majority of the votes cast on that item. Abstentions and broker non-votes will count neither for nor against ratification.

•	Approval of the increase in common stock available for issuance under the 1996 Stock Option Plan requires a majority of the votes present (in person or by proxy) at the meeting. Abstentions and broker non-votes will count against the proposal.

VOTING RIGHTS, SHARES OUTSTANDING AND VOTES PER SHARE

Holders of common stock and of Series A preferred stock at the close of business on the record date of October 28, 2004 are entitled to vote at the meeting.

Common stock:	53,980,506 shares outstanding, one vote per share

Series A preferred stock:	11,697 shares outstanding, approximately 38.02 votes per share, a total of 444,739 votes

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ITEM ONE: ELECTION OF DIRECTORS

        We recommend voting FOR the seven nominees listed on the proxy card. At the meeting, the seven nominees who receive the most votes will be elected as directors to serve until the next annual meeting, or until their successors are elected and qualified. Each of the nominees is currently a director. If any of the nominees should become unavailable to serve on the board, the proxy holders will vote your shares for a board-approved substitute, or the board may reduce the number of directors.

THE NOMINEES

Name	Age	Position with Palatin

Carl Spana, Ph.D.	42	President, chief executive officer and director

John K.A. Prendergast, Ph.D.	50	Director, chairman of the board of directors

Perry B. Molinoff, M.D.	64	Executive vice president of research and development and director

Robert K. deVeer, Jr. (1) (2) (3)	58	Director

Zola P. Horovitz, Ph.D. (1) (2) (3)	70	Director

Robert I. Taber, Ph.D. (1) (2)	68	Director
Errol De Souza (2) (3)	50	Director

_________________________________

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

        CARL SPANA, Ph.D., co-founder of Palatin, has been our president and chief executive officer since June 14, 2000. He has been a director of Palatin since June 1996 and has been a director of our wholly-owned subsidiary, RhoMed Incorporated, since July 1995. From June 1996 through June 14, 2000, Dr. Spana served as an executive vice president and our chief technical officer. From June 1993 to June 1996, Dr. Spana was vice president of Paramount Capital Investments, LLC, a biotechnology and biopharmaceutical merchant banking firm, and of The Castle Group Ltd., a medical venture capital firm. Through his work at Paramount Capital Investments and Castle Group, Dr. Spana co-founded and acquired several private biotechnology firms. From July 1991 to June 1993, Dr. Spana was a Research Associate at Bristol-Myers Squibb, a publicly traded pharmaceutical company, where he was involved in scientific research in the field of immunology. Dr. Spana is a director of AVAX Technologies, Inc., a publicly traded medical technology company. Dr. Spana received his Ph.D. in molecular biology from The Johns Hopkins University and his B.S. in biochemistry from Rutgers University.

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        JOHN K.A. PRENDERGAST, Ph.D., co-founder of Palatin, has been chairman of the board since June 14, 2000, and a director since August 1996. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., a biotechnology consulting firm, since 1993. He is a co-founder and/or a member of the board of Ingenex, Inc., Avigen, Inc., AVAX Technologies, Inc. and Antyra, Inc. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

        PERRY B. MOLINOFF, M.D. has been a director since November 2001. He served as our executive vice president for research and development from September 2001 until November 3, 2003, when he resigned to accept a position as Vice Provost for Research at the University of Pennsylvania. He is also a director of Cypress Bioscience, Inc. Dr. Molinoff’s background includes more than 30 years of experience in both the industrial and educational sectors. From 1981 to 1994, he was a professor of pharmacology and chairman of the Department of Pharmacology at the University of Pennsylvania School of Medicine in Philadelphia. From January 1995 until March 2001, he was vice president of neuroscience and genitourinary drug discovery for the Bristol-Meyers Squibb Pharmaceutical Research Institute, where he was responsible for directing and implementing the Institute’s research efforts. Dr. Molinoff earned his medical degree from Harvard Medical School.

        ROBERT K. deVEER, Jr. has been a director since November 1998. Since January 1997, Mr. deVeer has been the president of deVeer Capital LLC, a private investment company. From 1995 until his retirement in 1996, Mr. deVeer served as Managing Director, Head of Industrial Group at New York-based Lehman Brothers. From 1973 to 1995, he held increasingly responsible positions at New York-based CS First Boston, including Head of Project Finance, Head of Industrials and Head of Natural Resources. He was a managing director, member of the investment banking committee, and a trustee of the First Boston Foundation. He received a B.A. in economics from Yale University and an M.B.A. in finance from Stanford Graduate School of Business.

        ZOLA P. HOROVITZ, Ph.D. has been a director since February 2001. Before he retired from Bristol-Myers Squibb in 1994, Dr. Horovitz spent 34 years in various positions, including associate director of the Squibb Institute for Medical Research, vice president of development, vice president, scientific liaison, vice president of licensing, and vice president of business development and planning, for the pharmaceutical division of Bristol-Myers Squibb. He held advisory positions at the University of Pittsburgh, Rutgers College of Pharmacy and Princeton University. He is currently a director of six other publicly held companies: Genaera Corporation, Biocryst Pharmaceuticals, Inc., Avigen, Inc., Dov Pharmaceutical, Inc., NitroMed, Inc. and GenVec, Inc.; and three non-public companies: Phyton, Inc., Epigenesis Inc. and Immunicon Corporation. Dr. Horovitz earned his Ph.D. in Pharmacology from the University of Pittsburgh.

        ROBERT I. TABER, Ph.D. has been a director since May 2001. Dr. Taber began his career in the pharmaceutical industry in 1962, holding a succession of positions within Schering Corporation’s biological research group before leaving in 1982 as director of biological research. He has also held a number of increasingly important positions with DuPont Pharmaceuticals and the DuPont Merck Pharmaceutical Company, including director of pharmaceutical research, director of pharmaceutical and biotechnology research, vice president of pharmaceutical research

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and vice president of extramural research and development. From 1994 to 1998, Dr. Taber held the position of senior vice president of research and development at Synaptic Pharmaceuticals Corporation before founding Message Pharmaceuticals, Inc. in 1998. He is currently a director of Message Pharmaceuticals, Inc. and Antyra, Inc., and serves on the scientific advisory board of Locus Discovery, Inc. Dr. Taber earned his Ph.D. in pharmacology from the Medical College of Virginia.

        ERROL DE SOUZA, Ph.D. has been a director since April 2003. Dr. De Souza has nearly two decades of experience in the field of drug discovery and development. Dr. DeSouza joined Archemix Corporation, a biopharmaceutical company focused on aptamer therapeutics, on April 1, 2003. From September 2002 to March 2003, he was president and chief executive officer and a director of Synaptic Pharmaceuticals. As a result of a merger effective March 2003, Synaptic Pharmaceuticals became a wholly owned subsidiary of H. Lundbeck A/S, an international pharmaceutical company. Prior to that, Dr. DeSouza held senior management positions with Aventis, and its predecessor company Hoechst Marion Roussel Pharmaceuticals, and was co-founder of Neurocrine Biosciences, Inc. He is currently a director of IDEXX Laboratories, Inc. and a professor at the Center for Molecular Biology and Behavioral Neurosciences at Rutgers University. Dr. DeSouza received his B.A. (Honors) in Physiology and his Ph.D. in Neuroendocrinology from the University of Toronto, Canada and he received his postdoctoral fellowship in Neuroscience from The John Hopkins School of Medicine, Baltimore, MD.

        All current directors were elected at our last annual stockholders’ meeting on December 5, 2003.

THE BOARD AND ITS COMMITTEES

        Committees and meetings. The board has an audit committee, a compensation committee and a nominating and corporate governance committee. During the fiscal year ended June 30, 2004, the board met five times, the audit committee met four times, the compensation committee met twice and the nominating and corporate governance committee met once. Each director has attended at least 75% of the total number of meetings of the board and committees of the board on which he served. The board has adopted a policy encouraging each member of the board to attend the annual meeting of stockholders. Two of the seven directors attended the 2003 annual meeting.

        Audit committee. We have a separately designated standing audit committee as defined in Section 3(a)(58)(A) of the Securities Exchange Act. The audit committee reviews the engagement of the independent public accountants and reviews the independence of the public accounting firm. The audit committee also reviews the audit and non-audit fees of the independent public accountants and the adequacy of our internal control procedures. The audit committee is currently composed of three non-employee directors, Messrs. deVeer, Horovitz and Taber. Until his resignation as a director effective October 14, 2003, the committee included Kevin S. Flannery. Dr. Horovitz joined the committee in October 2003. The board has determined that the members of the audit committee are independent, as defined in Section 121(A) of the American Stock Exchange listing requirements, and satisfy the requirements of the American Stock Exchange as to financial literacy and expertise. The board has determined that at least one member, Robert K. DeVeer, is an audit committee financial expert as defined by the

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Securities and Exchange Commission. The responsibilities of the audit committee are set forth in a written charter adopted by the board, a copy of which is attached to this proxy statement as Appendix A. The charter is also available on our web site at www.palatin.com. The report of the audit committee appears under Item 2 below.

        Compensation committee. The compensation committee reviews and recommends to the board remuneration arrangements, compensation plans and option grants for our officers, key employees, directors and others, and administers our 1996 stock option plan. The compensation committee is composed of Messrs. deVeer and Horovitz, and since October 2003, Messrs. Taber and De Souza. Until his resignation as a director effective October 14, 2003, the committee included Mr. Flannery. The report of the compensation committee appears below, after the section on executive compensation.

        Nominating and corporate governance committee. The nominating and corporate governance committee assists the board in determining qualified individuals to become directors; assists the board in determining the composition of committees; and reviews, assesses and makes recommendations to the board concerning policies and guidelines for corporate governance, including relationships of the board, the stockholders and management in determining Palatin’s direction and performance. The nominating and corporate governance committee is composed of Messrs. deVeer, Horovitz and De Souza.

        The nominating and corporate governance committee will consider stockholder recommendations of nominees for election to the board of directors if they are accompanied by a comprehensive written resume of the recommended nominee’s business experience and background, and a signed consent from the recommended nominee stating that he or she is willing to be considered as a nominee and, if nominated and elected, will serve as a director. Stockholders may send their written recommendations with the required documentation to our executive offices at 4C Cedar Brook Drive, Cranbury, NJ 08512, Attention: Secretary, no later than the deadline for stockholder proposals specified under “Stockholder Proposals For Next Annual Meeting” on page 30.

        For all potential candidates, the nominating and corporate governance committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the board, and concern for the long-term interests of the stockholders. As set forth in the committee charter, persons recommended by stockholders will be considered on the same basis as candidates from other sources. A copy of the committee’s written charter is attached to this proxy statement as Appendix B.

        Shareholder communications to the board. Generally, shareholders who have questions or concerns should contact Stephen T. Wills, Secretary, Palatin Technologies, Inc., 4C Cedar Brook Drive, Cranbury, NJ 08512. However, any shareholders who wish to address questions regarding our business directly to the board of directors, or any individual director, should direct his or her questions to the non-employee Board members via e-mail at boardofdirectors@palatin.com.

        Duration of office. Unless a director resigns, all directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

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        Code of conduct and ethics. We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. You can view the code of conduct and ethics at our website, www.palatin.com. We will disclose any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers in a current report on Form 8-K within five business days following the date of the amendment or waiver, unless the rules of the American Stock Exchange permit website posting of amendments or waivers.

COMPENSATION OF DIRECTORS

        Non-employee directors’ initial option grants. When a non-employee director is first elected to the board, he receives an option to purchase 20,000 shares of common stock, at the market value on the date of grant. These options vest as to 25% of the option per year, starting on the date of grant. They expire 10 years from the date of grant.

        Non-employee directors’ annual option grants. On July 1, the first day of the fiscal year, each non-employee director except Dr. Molinoff, with whom we have a consulting agreement, receives annually an option to purchase 20,000 shares of common stock at the closing price on the preceding business day. Messrs. deVeer, Horovitz, Taber and De Souza each received an option on July 1, 2004 to purchase 20,000 shares at $4.21 per share, the closing price on June 30, 2004.

        Non-employee directors’ cash compensation. Non-employee directors receive an annual retainer of $8,000 payable on a quarterly basis, plus $2,000 per in-person board meeting and $300 per telephonic board meeting, and $500 per committee meeting. A committee chairperson receives an additional $500 per committee meeting.

        Non-employee directors’ expenses. Non-employee directors are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the board and any committees on which they serve.

        Employee directors. Except for the chairman of the board, employee directors are not separately compensated for services as directors, but are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the board and any committees on which they serve. Dr. Prendergast serves as chairman of the board at a salary of $50,000 per year, as described under “Certain Relationships and Related Transactions” on page 27.

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ITEM 2: RATIFICATION OF APPOINTMENT OFKPMG
LLP AS INDEPENDENT AUDITORS

        We recommend voting FOR the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2005. KPMG served as our independent auditors for the fiscal year ended June 30, 2004. We expect that a representative of KPMG will attend the annual meeting. The representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

        Audit Fees. For the fiscal year ended June 30, 2004, KPMG billed us a total of $148,376 for professional services rendered for the audit of our annual financial statements, review of financial statements in our Forms 10-Q and services provided in connection with regulatory filings. For the fiscal year ended June 30, 2003, the total was $69,928.

        Audit-Related Fees. During the fiscal years ended June 30, 2004 and 2003, KPMG did not perform or bill us for any audit-related services.

        Tax Fees. For the fiscal year ended June 30, 2004, we anticipate that KPMG will bill us a total of $15,000 for professional services rendered for tax compliance, tax advice and tax planning. For the fiscal year ended June 30, 2003, KPMG billed us $12,000 for professional services rendered for tax compliance, tax advice and tax planning.

        All Other Fees. KPMG did not perform or bill us for any services other than those described above for the fiscal years ended June 30, 2004 and 2003.

        Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors. Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Before engaging the independent auditor for the next year’s audit, management will submit to the audit committee for approval an estimate of fees for services expected to be rendered during that year in each of four categories:

1.	audit services, including audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards;

2.	audit-related services, including assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements;

3.	tax services, including services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, including fees in the areas of tax compliance, tax planning, and tax advice; and

4.	all other services not described in the preceding categories. We generally do not request other services from the independent auditor.

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The audit committee pre-approves fees for each category of service. The fees are budgeted and the audit committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent auditor.

        The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

        In the event the stockholders do not ratify the appointment of KPMG as our independent public accountants, the audit committee will reconsider its appointment.

        Change of accountants. On August 8, 2002, upon the recommendation and approval of our audit committee, we dismissed Arthur Andersen LLP as our principal independent public accountants and engaged KPMG.

        In connection with the audits for the two (2) years ended June 30, 2001 and 2000 and the subsequent interim period through the filing date of our Annual Report on Form 10-K for the fiscal year ended June 30, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of such disagreements in connection with their reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The reports of Andersen on our consolidated financial statements, as of and for the years ended June 30, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        We provided Andersen with the foregoing disclosures and requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agreed with the above statements. While we have received no information from Andersen that Andersen has a basis for disagreement with such statements, we have been unable to obtain such a letter due to the fact that the personnel primarily responsible for our account (including the engagement partner and manager) have left Andersen.

        During the years ended June 30, 2001 and 2000 and through the date we engaged KPMG, neither we nor someone on our behalf consulted KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K under the Securities Act of 1993.

REPORT OF THE AUDIT COMMITTEE

We have reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2004 with the company’s management and have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, we have

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received from KPMG the written disclosures and the letter required by the Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and we have discussed with KPMG their independence.

Based on these reviews and discussions, we recommended to the board of directors that the audited financial statements be included in the company’s annual report on Form 10-K for the fiscal year ended June 30, 2004.

THE AUDIT COMMITTEE Robert K. deVeer, Jr., Chairman Zola P. Horovitz, Ph.D. Robert I. Taber, Ph.D.

ITEM THREE: APPROVAL OF AN INCREASE IN COMMON STOCK
AVAILABLE FOR ISSUANCE UNDER THE 1996 STOCK OPTION PLAN

        The board has authorized an amendment to our 1996 stock option plan to increase the number of shares of common stock available for issuance under the plan from 5,000,000 shares to 7,500,000 shares. Any increase in the number of shares available under the plan requires stockholder approval. The complete text of the amendment is set forth at the end of this section.

        As of October 25, 2004, options to purchase 4,282,694 shares were outstanding, and options to purchase 440,350 shares had been exercised. This leaves only 276,956 shares available for grant under the plan. The board believes that our ability to continue providing non-cash compensation and incentives in the form of stock options is crucial to our ability to attract, retain and motivate talented employees, consultants and non-employee directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ITEM 2 PROPOSAL TO APPROVE THE INCREASE IN COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 1996 STOCK OPTION PLAN.

THE 1996 STOCK OPTION PLAN

        The 1996 stock option plan, which the stockholders approved in August 1997, is our only active stock option plan. Some options to purchase common stock are still outstanding under previous plans, but those plans are not available for granting new options. The 1996 plan will terminate in August 2006. Its purpose is to allow us to provide additional non-cash compensation and incentives, in the form of options to purchase our common stock, to our employees, non-employee directors and consultants.

        Administration and amendment of the plan. The plan is administered by the compensation committee of the board or by the full board. The board may amend or terminate the plan at any time, except that without stockholder approval, the board may not:

•	increase the total number of shares available under the plan;

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•	change the manner of determining option prices;

•	extend the maximum term of options (10 years); or

•	extend the plan beyond its current expiration date of August 27, 2006.

No termination or amendment of the plan may adversely affect the rights of an option holder without the holder’s consent.

        Participants. Participation in the plan is limited to those employees, non-employee directors and consultants of Palatin or its subsidiaries to whom the compensation committee or board grants options under the plan. We currently have 67 employees, including three executive officers and the chairman of the board, and five non-employee directors, who are eligible to receive options under the plan.

        Option prices. Recipients do not pay any consideration for the grant of an option, but will pay us the exercise price for common stock purchasable under an option if and when they choose to exercise the option. The exercise price per share for stock underlying the option is determined at the time of grant and must be at least the market price of common stock on the date of grant. The market price of common stock on October 25, 2004 was $2.73 per share.

        Option vesting and expiration. The vesting schedule and expiration date of each option is determined at the time of grant. The maximum period for exercise of any option under the plan is 10 years from the date of grant. Although the plan expires in August 2006, options granted before the plan expires will continue to be exercisable until the expiration date of each individual option. Options may be subject to early termination as described below.

        Exercise. An option holder may exercise all or any part of the vested portion of an option by delivering written notice to Palatin, along with payment in immediately available U.S. funds of the exercise price for the number of shares specified. An option holder who takes certain distributions (a “hardship withdrawal”) from a 401(k) plan of Palatin or its subsidies will not be able to exercise any option for a period of one year after the distribution.

        Termination. Unless otherwise provided by the committee or board, if an option holder ceases to serve as an employee, non-employee director or consultant of Palatin or its subsidiaries, whether voluntarily or otherwise, that option holder’s non-vested options will terminate immediately, and vested options will terminate on the earlier of 90 days after the option holder leaves employment or service, or the final expiration date of the option. If an option holder’s employment or service is terminated for “cause” (as defined below), then that option holder’s outstanding options will terminate immediately. For purposes of the plan, “cause” means:

•	the commission by an option holder of any act or omission that would constitute a crime under federal, state or equivalent foreign law;

•	the commission by an option holder of any act of moral turpitude;

•	fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to Palatin or its subsidiaries; or

•	continued alcohol or other substance abuse that renders an option holder incapable of performing his or her material duties to the satisfaction of Palatin or its subsidiaries.

PROXY STATEMENT, PAGE 13

All outstanding options will terminate upon Palatin’s dissolution or liquidation, or a merger, reorganization or consolidation in which Palatin is not the surviving corporation, unless otherwise provided in a plan adopted to effect the change in Palatin’s corporate status.

        Adjustments. If we issue a common stock dividend, the number of shares purchasable under each outstanding option will increase to include the number of shares to which the holder would have been entitled to receive as a dividend if the option shares had been outstanding. If we exchange the outstanding common stock for a different number or kind of shares of stock or other securities of Palatin or another corporation, whether through reorganization, recapital ization, stock split, combination of shares, sale of assets, or merger or consolidation in which we are the surviving corporation, then each share of common stock purchasable under outstanding options will become the number and kind of securities for which each outstanding share of common stock has been exchanged.

        Tax consequences. Options granted under the plan may be either tax-qualified employee incentive options or non-qualified options. Qualified options can be granted only to employees, while non-qualified options can be granted to employees, non-employee directors, and consultants.

•	In the case of qualified options, neither grant nor exercise results in compensation income to the employee or a compensation deduction for the company. If the employee holds the stock issued on exercise for a holding period of at least two years after the date of grant, or one year after the exercise (whichever is longer), then upon subsequent sale of the stock, the employee will recognize as capital gains income (not compensation income) the difference between the sale price and the exercise price. If the employee sells the stock before the prescribed holding period has passed (a “disqualifying disposition”), then the employee will recognize as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. That compensation income will be added to the basis of the option stock in determining the capital gain, if any, on the disqualifying disposition.

•	In the case of non-qualified options, the grant does not result in compensation income for the option holder or a compensation deduction for the company. The exercise of a non-qualified option results in the option holder recognizing as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. The company would have a compensation deduction in the same amount.

        Registration of shares and resale restrictions. We have registered the common stock currently authorized for issuance under the plan under the Securities Act of 1933 on Form S-8. If the stockholders approve the proposed increase, we intend to register the additional 2,500,000 shares on Form S-8. However, all employees and consultants of Palatin and its subsidiaries must comply with our policy on securities trading, which includes restrictions on purchase and sale of our securities and handling of confidential information. Our securities trading policy restricts resale of common stock to specified “window” periods, and prohibits resale at any time when the employee or consultant possesses material non-public information about Palatin. Employees are encouraged to consult with our chief financial officer before reselling any common stock, even during a window period. Our securities trading policy does not, however, restrict the purchase of

PROXY STATEMENT, PAGE 14

common stock from Palatin upon exercise of an option. Former employees and consultants are not bound by the securities trading policy unless they have so agreed.

        Transfer of options. An option which is not an “incentive stock option,” as defined in Section 422(b) of the Internal Revenue Code, may be assigned or transferred to and exercised by a participant’s “family member” as defined in the Securities and Exchange Commission’s Form S-8, General Instruction A(5). Transfer of an option for value is permitted only to the extent not prohibited under Form S-8, General Instruction A(5). Otherwise, options or interests in options under the plan are not transferable except by will or the laws of descent and distribution, and options are exercisable only by the option holder during his or her lifetime.

OPTIONS GRANTED TO MANAGEMENT AND EMPLOYEES

        The following table shows all outstanding options as of October 25, 2004, whether currently exercisable or not, granted under the plan to our officers, directors and employees. This table does not include options to purchase a total of 149,167 shares granted to various consultants.

OUTSTANDING OPTIONS TABLE – 1996 STOCK OPTION PLAN

Name and Position	Number of Option Shares

Carl Spana, Ph.D., president, chief executive officer and director(1)	780,000

Stephen T. Wills, MST, CPA, executive vice president and chief financial officer, secretary and treasurer	651,250

Shubh D. Sharma, Ph.D., vice president and chief technical officer(2)	180,000

John K.A. Prendergast, Ph.D., director and chairman of the board(3)	406,667

Perry B. Molinoff, M.D., director	261,250

Robert K. deVeer, Jr., director	214,440

Zola P. Horovitz, Ph.D., director	105,000

Robert I. Taber, Ph.D., director	100,000

Errol de Souza, Ph.D., director	58,750

THREE EXECUTIVE OFFICERS AS A GROUP:	1,611,250

SIX NON-EXECUTIVE DIRECTORS AS A GROUP:	1,146,107

NON-MANAGEMENT EMPLOYEES AS A GROUP:(4)	1,376,170

(1)	Does not include options to purchase 100,962 shares which Dr. Spana holds under other plans.

(2)	Does not include options to purchase 14,699 shares which Dr. Sharma holds under other plans.

PROXY STATEMENT, PAGE 15

(3)	Includes options granted to Summercloud Bay, Inc., a consulting firm of which Dr. Prendergast is the president and sole stockholder.

(4)

Does not include options to purchase 3,640 shares which non-executive employees hold under other plans. The total for non-executive employees does not include Dr. Prendergast, who is a non-executive officer, because his options are included with the non-executive directors.

        Grants to non-management employees. If the stockholders approve the increase in plan shares, we expect to grant options for an aggregate of 394,200 shares of common stock to non-management employees, relating to bonuses for fiscal year 2004.

INTEREST OF MANAGEMENT IN SHARE INCREASE

        We have not granted or agreed to grant any options to management other than the outstanding options as shown in the table above. If the stockholders approve the increase in plan shares, we expect to continue granting options in accordance with our current compensation policies.

Executive option grants. Our current employment agreements with executive officers do not require us to grant options. However, our current executive compensation practices include annual bonus compensation, which usually includes option grants to executive officers. The Summary Compensation Table on page 19 shows the amount of options granted to executive officers in fiscal years 2002, 2003 and 2004. During the fiscal year ended June 30, 2004, we granted options to our executive officers totaling 230,000 shares. For a description of our current executive compensation practices, see the Compensation Committee Report starting on page 23.

Grants to chairman. Dr. Prendergast, the chairman of the board, is also an employee of Palatin, but not an executive officer. Our current employment agreement with Dr. Prendergast does not require us to grant options. In fiscal 2004, we granted an option to Dr. Prendergast for 50,000 shares.

Non-employee directors’ initial option grants. When a non-employee director is first elected to the board, he receives an option to purchase 20,000 shares, at the market value on the date of grant. These options vest as to 25% of the option per year, starting on the date of grant. They expire ten years from the date of grant.

Non-employee directors’ annual option grants. On December 5, 2003, each non-employee director (Messrs. deVeer, Horovitz, Taber and De Souza) received an option to purchase 10,000 shares of common stock at $3.16 per share. These options related to compensation for the six-month period from January 1 through June 30, 2004. They vested in six monthly installments, starting on the last day of January, 2004, and expire ten years from the date of grant. Starting July 1, 2004, each non-employee director will receive on July 1 of each year an option to purchase 20,000 shares of common stock at the closing price on June 30. These options vest in 12 monthly installments, starting on the last day of July, and expire ten years from the date of grant. Messrs. deVeer, Horovitz, Taber and De Souza each received an option on July 1, 2004, to purchase

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20,000 shares at $4.21 per share, the closing price on June 30, 2004. The annual option grant does not apply to Dr. Molinoff, with whom we have a consulting agreement.

TEXT OF PLAN AMENDMENT

        Section 3 of the plan will be amended to read as follows (changed language is bracketed and struck through):

    3.        Stock Subject to Plan.

    [~~5,000,000~~] 10,000,000 of the authorized but unissued shares of the Common Stock, $0.01 par value, of the Company (the “Common Stock”) are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

[END OF ITEM 3]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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EXECUTIVE OFFICERS

Name	Age	Position with Palatin

Carl Spana, Ph.D.	42	President, chief executive officer and director

Stephen T. Wills, CPA	47	Executive vice president and chief financial officer, secretary and treasurer

Shubh D. Sharma, Ph.D.	49	Vice president and chief technical officer

Executive officers are appointed by the board and serve at the discretion of the board. Each officer holds his position until his successor is appointed and qualified. All of the current executive officers hold office under employment agreements.

        CARL SPANA, Ph.D., co-founder of Palatin, has been our president and chief executive officer since June 14, 2000. He has been a director of Palatin since June 1996 and has been a director of our wholly-owned subsidiary, RhoMed Incorporated, since July 1995. From June 1996 through June 14, 2000, Dr. Spana served as an executive vice president and our chief technical officer. From June 1993 to June 1996, Dr. Spana was vice president of Paramount Capital Investments, LLC, a biotechnology and biopharmaceutical merchant banking firm, and of The Castle Group Ltd., a medical venture capital firm. At Paramount Capital Investments and at Castle Group, Dr. Spana was responsible for discovering, evaluating, and commercializing biotechnologies. Through his work at Paramount Capital Investments and Castle Group, Dr. Spana co-founded and acquired several private biotechnology firms. From July 1991 to June 1993, Dr. Spana was a Research Associate at Bristol-Myers Squibb, a publicly traded pharmaceutical company, where he was involved in scientific research in the field of immunology. Dr. Spana is a director of AVAX Technologies, Inc., a publicly traded medical technology company. Dr. Spana received his Ph.D. in molecular biology from The Johns Hopkins University and his B.S. in biochemistry from Rutgers University.

        STEPHEN T. WILLS, CPA, MST, has been a vice president, secretary, treasurer and our chief financial officer since November 1997. From July 1997 to August 2000, Mr. Wills was a vice president and the chief financial officer of Derma Sciences, Inc., a publicly held company which provides wound and skin care products, and currently serves as a director of Derma. From 1991 to August 2000, he was the president and chief operating officer of Golomb, Wills & Company, P.C., a public accounting firm. Mr. Wills, a certified public accountant, received his B.S. in accounting from West Chester University, and an M.S. in taxation from Temple University.

        SHUBH D. SHARMA, Ph.D., has been a vice president and chief technical officer since August 1, 2001. He had been our executive director of research since November 2000, and director of chemistry since 1996. He is the inventor of our MIDAS drug design technology platform. Dr. Sharma was associate director of research and development and director of peptide research for RhoMed Incorporated (now our wholly-owned subsidiary) at the time we merged with RhoMed in 1996, and had worked as director of peptide research for RhoMed since 1994. Previously he had worked on drug design and peptide research at the University of Arizona in Tucson, and at the Swiss Federal Institute of Technology in Zurich, Switzerland. Dr. Sharma received his Ph.D. from the Central Drug Research Institute in Lucknow, India.

EXECUTIVE COMPENSATION

        Summary compensation table. The following table summarizes the compensation paid to our chief executive officer and the other named executive officers for the last three fiscal years. With respect to the persons and periods covered in the following table, we made no restricted stock awards, have no outstanding stock appreciation rights (“SARs”) and have no long-term incentive plan (“LTIP”).

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SUMMARY COMPENSATION TABLE

                                                                   Long Term
                                                                 Compensation
                                                                ---------------
                                       Annual Compensation          Awards
                                ----------------------------    ----------------     -----------
                                                                                      All other
Name and                                                            Option             Compen-
Principal Position     Year           Salary        Bonus          Shares(1)           sation
------------------     ----           ------        -----          ---------         -----------

Carl Spana, Ph.D.,     2004          $320,000    $50,000(2a)        100,000            $3,805(3)
chief executive        2003          $290,000    $50,000(2b)        100,000            $3,543(4)
officer                2002          $291,042(5)     --             100,000(6)        $58,305(7)

Stephen T. Wills,      2004          $265,000    $40,000(2a)         80,000           $19,107(8)
CPA, MST, chief        2003          $225,000    $40,000(2b)        80,000            $18,131(9)
financial officer      2002          $226,833(5)     --             70,000(6)        $16,472(10)

Shubh D. Sharma,       2004          $185,000    $23,333(2a)        50,000           $19,107(11)
Ph.D., vice            2003          $165,000    $23,333(2b)        30,000           $17,081(12)
president and chief    2002          $162,083        --             35,000(5)        $13,091(13)
technical officer

Perry B. Molinoff,     2004           $90,372    $26,667(2a)        50,000            $8,305(15)
M.D., executive        2003          $250,000    $26,667(2b)        60,000           $17,665(16)
vice president of      2002          $205,715        --               --             $46,192(17)
research &
development(14)

___________________

(1)	The security underlying all options listed is common stock.

(2a)	Bonus earned and paid in fiscal year 2004.

(2b)	Bonus earned in fiscal year 2003 and paid in fiscal year 2004.

(3)	Includes 401(k) matching contributions of $2,800 and life/disability insurance premiums of $1,005.

(4)	Includes 401(k) matching contributions of $2,538 and life/disability insurance premiums of $1,005.

(5)	Includes one pay period of retroactive FY 2001 base salary earnings paid in FY 2002.

(6)	Options granted in fiscal year 2002 relate to compensation for fiscal year 2001. No options were granted relative to fiscal 2002.

PROXY STATEMENT, PAGE 19

(7)	Includes a relocation benefit of $55,000, 401(k) matching contributions of $2,300 and life/disability insurance premiums of $1,005.

(8)	Includes health insurance premiums of $11,952, life/disability insurance premiums of $1,005 and 401(k) matching contributions of $6,150.

(9)	Includes health insurance premiums of $11,126, life/disability insurance premiums of $1,005 and 401(k) matching contributions of $6,000.

(10)	Includes health insurance premiums of $10,248, life/disability insurance premiums of $1,005 and 401(k) matching contributions of $5,219.

(11)	Includes health insurance premiums of $11,952, life/disability insurance premiums of $1,005 and 401(k) matching contributions of $6,150.

(12)	Includes health insurance premiums of $11,126, life/disability insurance premiums of $1,005 and 401(k) matching contributions of $4,950.

(13)	Includes health insurance premiums of $10,248, life/disability insurance premiums of $1,005 and 401(k) matching contributions of $1,838.

(14)	Dr. Molinoff resigned as an officer effective November 3, 2003.

(15)	Includes health insurance premiums of $3,639, life/disability insurance premiums of $355 and 401(k) matching contributions of $4,311.

(16)	Includes health insurance premiums of $10,660, life/disability insurance premiums of $1,005 and 401(k) matching contributions of $6,000.

(17)	Includes a relocation benefit of $32,809, health insurance premiums of $8,482, life/disability insurance premiums of $838 and 401(k) matching contributions of $4,063.

        Option grants in last fiscal year. The following table shows options granted to our named executive officers during the fiscal year ended June 30, 2004. All of the options listed were granted under our 1996 stock option plan, and the underlying security is common stock. All options granted in fiscal 2004 vested as to one third of the shares on the date of grant, and will vest as to the remaining two thirds of the shares only upon achievement of performance objectives. The exercise price for each option is equal to the market price of common stock on the date of grant. We have not granted any SARs.

[TABLE APPEARS ON FOLLOWING PAGE]

PROXY STATEMENT, PAGE 20

OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
     ------------------------------------------------------------------------------------|
                                                                                         |   Potential Realizable
                               Number of       % of Total                                |     Value at Assumed
                              Securities         Options                                 |     Annual Rates of
                              Underlying       Granted to      Exercise                  |       Stock Price
                                Options         Employees       or Base                  |     Appreciation for
                                Granted         in Fiscal        Price       Expiration  |       Option Term*
             Name                 (#)             Year          ($/Sh)         Date      |      5%($) 10%($)
     ---------------------  ---------------  ---------------  -----------  --------------|-----------------------
     Carl Spana                100,000           17.6%          $3.24        07/16/2013  |    $203,760 $516,370
     Stephen T. Wills           80,000           14.1%          $3.24        07/16/2013  |    $163,008 $413,096
     Shubh D. Sharma            50,000            8.8%          $3.24        07/16/2013  |    $101,880 $258,185
     Perry B. Molinoff          50,000            8.8%          $3.24        07/16/2013  |    $101,880 $258,185

_________________

*	“Potential realizable value” is shown in response to SEC rules which require the information, for illustration purposes only. The values shown are not representations or projections of future stock prices or the future value of our common stock.

        Aggregated option exercises and fiscal year-end option values. No executive officer exercised any options during the fiscal year ended June 30, 2004. We have not granted any SARs. Fiscal year-end values in the following table are based on the closing price for the common stock, as reported on AMEX on June 30, 2004, of $4.21 per share.

AGGREGATED OPTION EXERCISES
AND FISCAL YEAR-END OPTION VALUES

                                                                                       Value of
                                                     Shares Underlying               Unexercised
                       Shares                           Unexercised                  In-the-Money
                      Acquired                          Options at                    Options at
                         on         Value          Fiscal Year 2004 End          Fiscal Year 2004 End
        Name          Exercise     Realized     Exercisable  Unexercisable    Exercisable  Unexercisable
------------------  ------------ ------------  ----------------------------  -----------------------------
Carl Spana               0            $0         797,628          83,334        $797,876      $122,168
Stephen T. Wills         0            $0         584,583          66,667        $489,941       $97,734
Shubh D. Sharma          0            $0         148,032          46,667         $85,550       $46,350
Perry B. Molinoff        0            $0         261,250             0          $150,650            $0

Ten-year option repricings. We did not adjust or amend the exercise price of any stock options during the fiscal year ended June 30, 2004. We have not granted any SARs. The following table shows all option repricings for all executive officers at any time during the last 10 years.

PROXY STATEMENT, PAGE 21

TEN-YEAR OPTION REPRICINGS

                                     Number of      Market                                  Length of
                                    Securities     Price of      Exercise                   Original
                                    Underlying     Stock at      Price at                  Option Term
                                      Options      Time of        Time of       New       Remaining at
                                    Repriced or  Repricing or  Repricing or   Exercise       Date of
                                      Amended     Amendment      Amendment     Price      Repricing or
Name                      Date          (#)          ($)            ($)         ($)         Amendment
---------------------- -----------  ------------ ------------ -------------- ---------  ------------------
Carl Spana               3/24/98      74,196        $6.25          $4.96       $1.00    8 years 3 months
Charles Putnam (1)       3/24/98      74,196        $6.25          $4.96       $1.00    8 years 3 months
Edward J. Quilty (2)     3/24/98       7,803        $6.25          $4.96       $0.20    9 years 2 months
Edward J. Quilty         9/27/96      70,257        $10.50         $5.42       $0.20    8 years 3 months
----------------------

(1)     Former executive vice president and chief operating officer.

(2)     Former president and chief executive officer.

EMPLOYMENT AGREEMENTS

        Carl Spana, Ph.D. and Stephen T. Wills. Dr. Spana and Mr. Wills each entered into an employment agreement with us for a two-year period commencing October 1, 2003. Dr. Spana is serving as chief executive officer and president at a salary of $320,000 per year. Mr. Wills is serving as chief financial officer at a salary of $265,000 per year. Each agreement also provides for:

•	annual bonus compensation, in an amount to be decided by the compensation committee and approved by the board, based on achievement of yearly objectives; and

•	participation in all benefit programs that we establish, to the extent the employee’s position, tenure, salary, age, health and other qualifications make him eligible to participate.

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Each agreement allows us or the employee to terminate the agreement upon written notice, and contains other provisions for termination by the company for “cause,” or by the employee for “good reason” or due to a “change in control” (as these terms are defined in the employment agreements). Early termination may, in some circumstances, result in severance pay at the salary then in effect, for a period of 24 months (Spana) or 18 months (Wills), plus continuation of medical and dental benefits then in effect for 18 months. Termination following a change in control will result in a lump sum payment of two times (Spana) or one and one-half times (Wills) the salary then in effect, continuation of medical and dental benefits then in effect for 18 months, and immediate vesting of all stock options. Each agreement includes non-competition, non-solicitation and confidentiality covenants.

        Shubh D. Sharma, Ph.D. Dr. Sharma entered into an employment agreement with us for a two-year period commencing October 1, 2003. Dr. Sharma is serving as a vice president and chief technical officer at a salary of $185,000 per year. His agreement also provides for:

PROXY STATEMENT, PAGE 22

•	bonus compensation based on completion of proprietary peptide libraries, and discretionary incentive bonuses in an amount to be decided by the company; and

•	participation in all benefit programs that we establish, to the extent the employee’s position, tenure, salary, age, health and other qualifications make him eligible to participate.

The agreement allows us or the employee to terminate the agreement upon written notice, and contains other provisions for termination by the company for “cause” (as defined in the agreement). Early termination may, in some circumstances, result in severance pay at the salary then in effect, for a period of nine months. The agreement includes non-competition and confidentiality covenants.

        Perry B. Molinoff, M.D. Dr. Molinoff entered into an employment agreement with us for a two-year period commencing September 4, 2001. His agreement automatically renewed for a one-year period unless terminated at least 30 days before the anniversary date. Dr. Molinoff served as executive vice president of research and development at a salary of $265,000 per year. He resigned as an officer effective November 3, 2003, in order to accept appointment to the position of Vice Provost for Research at the University of Pennsylvania. He therefore no longer receives compensation or benefits under his employment agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION INCOMPENSATION
DECISIONS

        During the fiscal year ended June 30, 2003, Mr. deVeer, Dr. Horovitz and Kevin S. Flannery, a former director, served on the compensation committee. During the fiscal year ended June 30, 2004, Mr. deVeer, Dr. Horovitz, Dr. Taber and Dr. De Souza served on the compensation committee.

        There are no compensation committee interlocks with other companies.

COMPENSATION COMMITTEE REPORT

        The compensation committee of the board makes recommendations to the board about compensation of executive officers. The committee also administers the 1996 stock option plan and may grant options to non-management employees and consultants, but it is the board’s policy to have the full board review and approve all option grants which the committee recommends for executive officers and directors. The committee also reviews and makes recommendations to the board concerning proposed employment agreements with executive officers. The committee evaluates performance and determines compensation policies and levels for executive officers. The members of the compensation committee are not, and have never been, employees or executive officers of Palatin. Mr. deVeer has served on the committee since August 2000, Dr. Horovitz has served on the committee since February 2001, and Dr. Taber has served on the committee since October 2003. Mr. Flannery served on the committee from August 2000 until his resignation as a director effective October 14, 2003.

        Executive compensation policy. Competition for qualified senior management personnel in Palatin’s industry is intense. In order to attract and retain qualified personnel, Palatin must

PROXY STATEMENT, PAGE 23

offer compensation which is both comparable to similarly situated companies in current salary and benefits, and includes the potential for substantial rewards if Palatin is successful over the long term. Palatin’s aim is to attract, retain and reward executive officers and other key employees who contribute to its long-term success and to motivate those individuals to enhance long-term stockholder value. It is Palatin’s policy to enter into employment agreements with executive officers, preferably with an initial term of two years. To establish this relationship between executive compensation and creation of stockholder value, the board has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of the compensation philosophy are:

·	Palatin pays compensation at levels competitive with other biotechnology companies with which Palatin competes for talent.

·	Palatin maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

·	Palatin provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to Palatin’s business challenges and opportunities as owners and not just as employees.

        Determining executive compensation. The committee usually meets twice per year to review how well management compensation is serving Palatin’s goals, to make recommendations to the board for any adjustments, and to recommend annual compensation for the coming year. Palatin’s chief financial officer and human resources manager gather and report on information about compensation levels in comparable companies. We review the performance of each executive officer and the financial condition of the company. We then consider the following major components of executive compensation:

Base salary. The employment agreement with each executive sets an initial base salary, which is competitive in our industry, given the executive’s experience and qualifications, at the time we enter into the agreement. The committee annually reviews each executive officer’s base salary. Among the factors taken into consideration are (1) individual and corporate performance, (2) levels of responsibility, (3) prior experience, (4) breadth of knowledge of the industry, and (5) competitive pay practices. If salaries at comparable companies appear to have increased, we recommend similar increases, but only if each executive’s historical performance warrants an increase and if the increase is prudent in view of Palatin’s financial condition.

Annual bonus. In addition to the competitive base salary, we intend to reward executives each year for the achievement of specific goals, which may be financial, operational or technological. We consider objectively measurable goals, such as obtaining new investment capital, negotiating valuable contracts, or meeting regulatory requirements, and more subjective goals, such as quality of management performance and consistency of effort. Palatin’s objectives consist of operating, strategic and financial goals that the board considers to be critical to Palatin’s overall goal: building stockholder value. Our recommendations for cash bonuses also take into account Palatin’s liquidity and capital resources at the time. Until Palatin’s operations generate substantial income, we may recommend bonuses which consist partly or mainly of stock options. Stock options

PROXY STATEMENT, PAGE 24

granted as part of bonus compensation will usually be immediately exercisable, or will vest over a shorter time than other incentive options.

Long-term incentives. At present, Palatin’s only long-term incentive program is its 1996 stock option plan. Palatin does not have a defined benefit pension plan, and contributions to executives’ accounts under Palatin’s 401(K) plan are limited by federal tax regulations. Through option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the plan is at least 100% of fair market value of the common stock on the date of grant. Employees receive value from these grants only if the common stock appreciates over the long-term. We determine the size of option grants based on competitive practices at leading companies in the biotechnology industry and Palatin’s philosophy of significantly linking executive compensation with stockholder interests.

        Fiscal year 2004 compensation. During the fiscal year ended June 30, 2004, we entered into new employment agreements with Dr. Spana, Mr. Wills and Dr. Sharma, with annual base salaries of $320,000 per year for Dr. Spana, $265,000 for Mr. Wills and $185,000 for Dr. Sharma. The base salaries for these executive officers, as provided in their employment agreements, reflect comparable salary figures for the industry, necessary to engage and retain individuals with their skills. Stock option grants for the executive officers reflected achievement of corporate and development goals. Starting December of 2002, we have made the vesting of a majority of the options granted to our executive officers contingent on achievement of performance objectives. We granted cash bonuses with respect to fiscal 2003, but did not pay out these bonuses until the first quarter of fiscal 2004.

        The base salary, bonus and grants of stock options for our CEO, Carl Spana, Ph.D., were determined in accordance with the criteria described above under “Determining executive compensation.” Dr. Spana’s compensation reflects the board’s subjective assessment of (1) his performance, (2) his skills in relation to other CEOs in Palatin’s industry, and (3) the board’s assessment of Palatin’s performance. Considering these factors, the committee set Dr. Spana’s base annual salary at $320,000 when we entered into our employment agreement with him effective October 1, 2003.

        Certain Tax Considerations. Section 162(m) of the Internal Revenue Code limits the company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

PROXY STATEMENT, PAGE 25

        The committee believes that at the present time it is unlikely that the compensation paid to any executive officer in a taxable year will exceed $1 million. Therefore, the board has not established a policy for determining which forms of incentive compensation awarded to executive officers will be designed to qualify as “performance based compensation.”

SUBMITTED BY THE COMPENSATION COMMITTEE

Robert I. Taber, Chairman
Robert K. deVeer, Jr.
Zola P. Horovitz, Ph.D.
Errol De Souza, Ph.D.

STOCK PERFORMANCE GRAPH

        The following graph compares the yearly change in the cumulative total shareholder return on our common stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Biotechnology Index for the last five fiscal years, ending June 30, 2004. The graph assumes the investment of $100 in each stock or index on June 30, 1999, and the reinvestment of any dividends (we have never paid a dividend).

[GRAPHIC OMITTED; GRAPH DATA SHOWN BELOW]

stock or index:         6/99        6/00         6/01        6/02         6/03          6/04
---------------         ----        ----         ----        ----         ----          ----
Palatin common        $100.00     $153.42       $94.25       $43.40       $69.92        $92.27
Nasdaq composite      $100.00     $147.65       $80.46       $54.47       $60.41        $76.24
Nasdaq biotech        $100.00     $239.88      $199.86      $100.56      $132.53       $149.70

PROXY STATEMENT, PAGE 26

STOCK OWNERSHIP INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The rules of the SEC (the Securities and Exchange Commission) require us to disclose late filings of reports of stock ownership and changes in stock ownership by our directors and officers. To the best of our knowledge, all of the filings for our directors and officers were made on a timely basis in the fiscal year ended June 30, 2004.

   BENEFICIAL OWNERSHIP OF MANAGEMENT AND OTHERS

•	each director, each of the named officers, and all current directors and officers as a group; and

•	all persons who, to our knowledge, beneficially own more than five percent of the common stock or Series A preferred stock.

“Beneficial ownership” here means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after October 25, 2004. Please see the footnotes for more detailed explanations of the holdings. Except as otherwise noted, to our knowledge, the persons named in the tables beneficially own and have sole voting and investment power over all shares listed.

        The common stock has one vote per share and the Series A preferred stock has approximately 38.02 votes per share. Voting power is calculated on the basis of the aggregate of common stock and Series A preferred stock outstanding as of October 25, 2004. On October 25, 2004, 53,980,506 shares of common stock and 11,697 shares of Series A preferred stock were outstanding.

        The address for all members of our management is c/o Palatin Technologies, Inc., 4C Cedar Brook Drive, Cranbury, NJ 08512. Addresses of other beneficial owners are in the footnotes to the table of beneficial owners.

PROXY STATEMENT, PAGE 27

                                                    MANAGEMENT:

                                                                                       Percent of
                                                                         Percent of      Voting
Class      Name of Beneficial Owner                             Shares      Class         Power
---------------------------------------------------------------------------------------------------
Common     Carl Spana, Ph.D.                                  907,635(1)    1.7%           *
Common     Stephen T. Wills                                   666,750(2)    1.2%           *
Common     Shubh D. Sharma, Ph.D.                             194,714(3)     *             *
Common     John K.A. Prendergast, Ph.D.                       407,840(4)     *             *
Common     Perry B. Molinoff, M.D.                            271,750(5)     *             *
Common     Robert K. deVeer, Jr.                              203,774(6)     *             *
Common     Zola P. Horovitz, Ph.D.                             95,834(7)     *             *
Common     Robert I. Taber, Ph.D.                              90,834(8)     *             *
Common     Errol DeSouza, Ph.D.                                42,083(9)     *             *
Common     All current directors and executive officers
           as a group (nine persons):                      2,880,714(10)    5.1%           *

_________________

*Less than one percent.

(1)     Includes 880,962 shares which Dr. Spana has the right to acquire under options.

(2)     Includes 651,250 shares which Mr. Wills has the right to acquire under options.

(3)     Includes 194,699 shares which Dr. Sharma has the right to acquire under options.

(4)     Includes 394,167 shares which Dr. Prendergast has the right to acquire under options.

(5)     Includes 261,750 shares which Dr. Molinoff has the right to acquire under options.

(6)     Includes 202,774 shares which Mr. deVeer has the right to acquire under options.

(7)     Includes 90,834 shares which Dr. Horovitz has the right to acquire under options.

(8)     Includes 85,834 shares which Dr. Taber has the right to acquire under options.

(9)     Shares which Mr. DeSouza has the right to acquire under options.

(10)     Includes 2,565,933 shares which directors and officers have the right to acquire under options.

PROXY STATEMENT, PAGE 28

                                         5% OR GREATER BENEFICIAL OWNERS:

                                                                                      Percent of
                                                                        Percent of      Voting
Class      Name of Beneficial Owner                           Shares       Class         Power
--------------------------------------------------------------------------------------------------
Common     ProQuest(1)                                     6,161,972(2)   11.4%          9.3%
Common     Lurie Investments(3)                            4,230,984(4)    7.9%          6.5%
Series A
Preferred  J.F. Shea Co., Inc.(5)                                5,000    41.9%           *

_________________

*Less than one percent.

(1)

Includes the ownership of ProQuest Investments, L.P., ProQuest Investments II, L.P., ProQuest Investments II Advisors Fund, L.P. and ProQuest Companion Fund, L.P. ProQuest Associates LLC is the general partner of ProQuest Investments, L.P. and ProQuest Companion Fund, L.P. ProQuest Associates II LLC is the general partner of ProQuest Investments II, L.P. and ProQuest Investments II Advisors Fund, L.P. Address is 600 Alexander Park, Suite 204, Princeton, NJ 08540.

(2)	Includes 1,232,395 shares which the ProQuest entities have the right to acquire under warrants.

(3)

Includes the ownership of Lurie Investment Fund, LLC, ALFATECH, LLC, and WASK Investments, LLC. Mark Slezak is the investment manager for all three entities. Address is c/o Lurie Investments, 2 N. Riverside Plaza, Suite 1500, Chicago, IL 60606.

(4)	Includes 766,197 shares which Lurie Investment Fund, LLC, ALFATECH, LLC, and WASK Investments, LLC have the right to acquire under warrants.

(5)	Address is 655 Brea Canyon Road, Walnut, CA 91789.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        John K.A. Prendergast, Ph.D. Dr. Prendergast is the president and sole stockholder of Summercloud Bay, Inc., a corporation with which we had a consulting agreement to provide strategic and technology consulting services. During the fiscal year ended June 30, 2004, we paid a total of $43,125 plus expenses to Summercloud Bay, Inc. for consulting services. The consulting agreement terminated June 30, 2004. In July 2003, we entered into an employment agreement with Dr. Prendergast under which he serves as chairman of the board. During the fiscal year ended June 30, 2004, he received a salary of $45,000 per year. Effective July 1, 2004, his salary is $50,000 per year. In addition, he may participate in all health benefit programs that we establish, to the extent that his position, tenure, salary, age, health and other qualifications make him eligible to participate.

        Perry B. Molinoff, M.D. Upon his resignation effective November 3, 2003, in order to accept a position as Vice Provost for Research at the University of Pennsylvania, we agreed to extend the expiration date of Dr. Molinoff’s currently vested stock options until 90 days after the end of his tenure as a director. The options would otherwise have expired 90 days after his resignation as an officer. In addition, as consideration for his services as a director and for continuing as a consultant, we agreed to grant him a stock option to purchase 50,000 shares of common stock at $3.45 per share, the closing market price on November 3, 2003. We have

PROXY STATEMENT, PAGE 29

entered into a consulting agreement with Dr. Molinoff under which we pay him $5,000 per month for consulting services. The consulting agreement expires November 3, 2004.

        Kevin S. Flannery. Effective October 14, 2003, the date of his resignation as a director, in consideration for his past services as a director and for mutual waivers and releases, we entered into an agreement with Mr. Flannery which provides for:

•	a stock option grant for 22,500 shares with an exercise price of $4.46 per share, exercisable until March 31, 2005;

•	immediate vesting of all his stock options; and

•	removal of any restriction on transfer of his stock options and underlying shares (other than restrictions which may be required by federal or state securities laws).

OTHER ITEMS OF BUSINESS

        We are not aware of any matters, other than the items of business discussed in this proxy statement, that may come before the meeting. If other items of business properly come before the meeting, the proxy holders will vote shares in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders, such proposals must be received at our executive offices, 4C Cedar Brook Drive, Cranbury, NJ 08512, not later than July 1, 2005. Proposals should be directed to the attention of the Secretary.

        For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit proxies to be voted at the discretion of the management if (a) we receive notice of the proposal before the close of business on September 13, 2005 and we advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we did not receive notice of the proposal prior to September 13, 2005.

ANNUAL REPORT ON FORM 10-K

        Our annual report on Form 10-K for the fiscal year ended June 30, 2004, including the financial statements and schedules but excluding exhibits, is being sent with this proxy statement without charge to each person whose proxy is being solicited.

PROXY STATEMENT, PAGE 30

INFORMATION INCORPORATED BY REFERENCE

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement in whole or in part, the audit committee report, the compensation committee report and the stock performance graph which follows the compensation committee report will not be deemed to be incorporated by reference into any such filing.

        Your cooperation in giving this matter your immediate attention and returning your proxy card is greatly appreciated.

By order of the board of directors,

Stephen T. Wills, Secretary
July 29, 2004

PROXY STATEMENT, PAGE 31

APPENDIX A

Audit Committee Charter

Purpose

        The audit committee is appointed by the board of directors of Palatin Technologies, Inc. to assist the board in fulfilling its oversight responsibilities by performing the following:

·	Discuss with management and the independent auditors the integrity of the company’s accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

·	Monitor the qualifications, independence and performance of the company’s independent auditors.

·	Monitor the company’s overall direction and compliance with legal and regulatory requirements and corporate governance including its code of business conduct and ethics.

·	Maintain open and direct lines of communication with the board and company’s management and independent auditors.

Authority

        The committee has the authority to retain special legal, accounting or other experts for advice, consultation or special investigation. The committee may request any officer or employee of the company, the company’s outside legal counsel, or the independent auditor to attend a meeting of the committee or to meet with any member of, or consultants to, the committee. The committee may also, to the extent it deems necessary or appropriate, meet with the company’s investment bankers or financial analysts who follow the company. The committee will have full access to the books, records and facilities of the company.

Responsibilities

        In carrying out its oversight responsibilities, the committee will:

Financial Statement and Disclosure Matters

    1.        Review and discuss the annual audited financial statements, including disclosures made in Management’s Discussion and Analysis, with management and the independent auditors, and make its recommendation to the board as to the inclusion of the company’s audited financial statements in the company’s annual report on Form 10-K.

    2.        Review and discuss with management and the independent auditors the company’s quarterly financial results prior to the filing of the Form 10-Q, including disclosures made in Management’s Discussion and Analysis, the results of the independent auditors’ review of the quarterly financial statements.

PROXY STATEMENT, PAGE 32

    3.        Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the company’s financial statements, including any significant changes in the company’s selection or application of accounting principles, any major issues as to the adequacy of the company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or Generally Accepted Accounting Principles (GAAP) methods on the company’s financial statements.

    4.        Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures related to the company’s financial statements.

    5.        Discuss with management the company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

    6.        Discuss with the independent auditors the matters required to be discussed by American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 61 (Communication with Audit Committees). In particular, discuss:

·	The adoption of, or changes to, the company’s significant auditing and accounting principles and practices as suggested by the independent auditor or management.

·	The management letter provided by the independent auditor and the company’s response to that letter.

·	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Independent Auditor Matters

    7.        Approve the appointment of the independent auditor, which firm is ultimately accountable to the audit committee of the board, as the shareholders’ representatives. Determine and approve audit engagement fees and other compensation to be paid to independent auditors.

    8.        Review the experience and qualifications of the senior members of the independent auditor’s team.

    9.        Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management.

    10.        Ensure that neither the lead audit partner nor the reviewing audit partner perform audit services for the company for more than five (5) consecutive fiscal years.

PROXY STATEMENT, PAGE 33

    11.        Ensure that the independent auditors submit on a periodic basis to the committee a formal written statement delineating all relationships between the independent auditors and the company, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

    12.        Set policies for the company’s hiring of employees or former employees of the independent auditor who were engaged on the company’s account during the preceding five-year period and ensure that no person employed by the independent auditor during the preceding one-year period is hired as a chief executive officer, controller, chief financial officer, chief accounting officer, or any equivalent position for the company.

    13.        Discuss with the engagement partner of the independent auditor issues on which he or she was consulted by the company’s audit team and matters of audit quality and consistency.

    14.        Determine whether to retain or terminate the independent auditor and inform the board of its decision.

    15.        Approve, and discuss the scope and approach of, all auditing services (including comfort letters and statutory audits) and any non-audit work to be undertaken by the independent auditor prior to the performance of such work and disclose any such approvals in the company’s periodic filings.

Internal Controls

    16.        Discuss with the independent auditors:

·	The adequacy and effectiveness of the company’s internal controls, including computerized information system controls and security, and consider any recommendations for improvement of such controls.

·	Any related significant findings and recommendations of the independent auditors together with management’s responses.

Legal and Tax Matters

    17.        Discuss with management (including the General Counsel) the status of significant legal and tax matters that could have a material impact on the company’s financial statements.

Compliance Matters

    18.        Obtain from the independent auditor assurance that Section 10A (a) through (f) of the Securities and Exchange Act of 1934, as amended, has not been implicated.

    19.        Discuss with management and the independent auditor the company’s compliance with applicable laws and regulations and any material reports, correspondence or inquiries from regulatory or government agencies and any employee complaints or published reports which raise material issues regarding the company’s financial statements or accounting policies.

    20.        Obtain reports from management and the independent auditor that the company and its subsidiary entities are in conformity with applicable legal requirements, legal business policies, regulatory requirements and the company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the board

PROXY STATEMENT, PAGE 34

with respect to the company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s Code of Business Conduct and Ethics.

    21.        Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

    22.        Review any report of evidence of a “material violation” made to the committee by any of the company’s in-house or outside attorneys and take all necessary and appropriate action in response thereto.

Risk Management

    24.        Meet periodically with management to discuss the company’s major risk exposures and the steps taken to insure appropriate processes are in place to identify, manage, and control business risks associated with the company’s business objectives.

    25.        Discuss with management significant risk management failures, if any, including management’s response.

Membership

        The committee will consist of three or more directors appointed by the board. The composition of the committee will comply with the independence and experience requirements of the American Stock Exchange, the Securities and Exchange Commission and any applicable laws.

        In fulfilling their responsibilities, it is recognized that members of the committee are not full-time employees of the company. It is not the duty or responsibility of the committee or its members to conduct “field work” or other types of auditing, legal, or accounting reviews or procedures. The company’s management is responsible for preparing the company’s financial statements and the independent auditors are responsible for auditing those financial statements.

        Unless he or she believes to the contrary (in which case, he or she will advise the committee of such belief), each member of the committee will be entitled to assume and rely on (1) the integrity of those persons and organizations within and outside the company that it receives information from and (2) the accuracy of the financial, legal, safety, health and environment, and other information provided to the committee by such persons or organizations.

Meetings

        Except as otherwise required by the company’s certificate of incorporation or bylaws, a majority of the members of the committee will constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum will be the act of the committee.

        The chairperson of the committee will be responsible for scheduling all meetings of the committee and providing the committee with a written agenda for each meeting. The chairperson will preside at the meetings of the committee. In the absence of the chairperson, the majority of

PROXY STATEMENT, PAGE 35

the members of the committee present at a meeting will appoint a member to preside at the meeting.

        The committee will make regular reports to the board, and all actions of the committee will be reported to the board at the next regular meeting of the board. The Secretary or an Assistant Secretary of the company, or a member of the committee, will keep the minutes of the committee, which will be distributed to all board members.

        The committee will meet at least quarterly with management and the independent auditors in separate executive sessions.

Compensation

        The company will compensate committee members solely in the form of directors’ fees. The committee members may, however, receive higher fees than basic board service by other board members, in light of their heightened responsibilities to the company.

Miscellaneous

        The committee will review and reassess the adequacy of this charter and the composition of the committee annually and recommend any proposed changes to the board for approval.

        The committee will annually review its own performance.

        The committee will prepare the report of the committee required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement. The committee will also perform such other duties as the board may assign to it from time to time.

        This charter does not amend the provisions of the bylaws with respect to the audit committee or other committees of the board absent a separate resolution of the board expressly amending the bylaws.

END OF APPENDIX A

PROXY STATEMENT, PAGE 36

APPENDIX B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.  PURPOSE

        The Nominating and Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Palatin Technologies, Inc. (the “Company”): (1) to assist the Board by identifying qualified candidates for director, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to lead the Board in its annual review of the Board’s performance; (3) to recommend to the Board director nominees for each Board Committee; (4) to oversee the annual process of evaluation of the performance of the Company’s management; and (5) to develop and recommend to the Board corporate governance guidelines applicable to the Company.

        To assist in carrying out its duties, the Committee shall have sole authority to retain and terminate any search firm to be used to identify candidates to serve as a director, including sole authority to approve the search firm’s fees and other retention terms. In addition, the Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

II.  COMPOSITION

        The Committee shall be comprised of no fewer than three members. All members of the Committee shall meet the independence requirements of the American Stock Exchange.

        Committee members shall be elected by the Board and may be replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

        The Nominating and Governance Committee shall meet at least twice a year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee and/or the Board may call such meetings.

IV.  GOALS, RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Nominating and Governance Committee shall, among other things:

1.	Evaluate the current composition, organization and governance of the Board of Directors and its Committees, and make recommendations to the Board for approval.

2.	Determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired and evaluate

PROXY STATEMENT, PAGE 37

and propose nominees for election to the Board of Directors. At a minimum, nominees for service on the Board must be well-regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with the Company’s business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors. In making such recommendations, the Committee will also consider such qualities as independence from the Company, as the definition of “independence” may be revised from time to time. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

3.	Administer the annual Board of Directors performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

4.

Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board.

5.

Consider all bona fide candidates recommended by shareholders for nomination for election to the Board if they are accompanied by a comprehensive written resume of the recommended nominee’s business experience and background, and a signed consent from the recommended nominee stating that he or he is willing to be considered as a nominee and, if nominated and elected, will serve as a director. The Committee will consider such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner, under the requirements of the Securities and Exchange Commission and the Company’s By-laws, as they may be amended from time to time.]

6.	As necessary in the Committee’s judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board.

7.	Evaluate and recommend termination of membership of individual directors in accordance with the Board of Directors’ governance principles, for cause or for other appropriate reasons.

8.	Evaluate and consider matters relating to the qualifications of directors.

9.	Annually review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

10.	Oversee the annual process of performance evaluations of the Company’s management.

11.	Oversee the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company.

12.	Develop, adopt and oversee the implementation of a Code of Corporate Conduct and Ethics for all directors, executive officers and employees of the Company.

PROXY STATEMENT, PAGE 38

13.

Review and maintain oversight of matters relating to the independence of Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of the American Stock Exchange.

14.	Oversee and assess the effectiveness of the relationship between the Board and Company management.

15.	Form and delegate authority to subcommittees when appropriate.

16.	Make regular reports to the Board concerning its activities.

17.	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

18.	Annually evaluate its own performance.

19.	Fulfill such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board.

END OF APPENDIX B

PROXY STATEMENT, PAGE 39

[proxy card front]

PALATIN TECHNOLOGIES, INC.
4C CEDAR BROOK DRIVE, CRANBURY, NEW JERSEY 0812

ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 9, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned appoints Carl Spana, Ph.D. and Stephen T. Wills (each with full power to act without the other) as proxy holders with full power of substitution, to vote all shares of common stock and Series A Convertible Preferred Stock of Palatin Technologies, Inc., a Delaware corporation, held of record by the undersigned as of October 28, 2004 at Palatin’s special meeting of stockholders to be held Thursday, December 9, 2004 and at any postponement or adjournment of the meeting.

(To Be Signed on Reverse Side.)

[proxy card reverse]

Please mark your votes as in this example: |X|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

	FOR all nominees listed at right (except as indicated otherwise below)	WITHHOLD AUTHORITY to vote for all the nominees listed at right
1. ELECTION OF DIRECTORS.	[ ]	[ ]	Nominees: 0 Carl Spana, Ph.D. 0 John K.A. Prendergast, Ph.D. 0 Perry B. Molinoff, M.D. 0 Robert K. deVeer, Jr. 0 Zola P. Horovitz, Ph.D. 0 Robert I. Taber, Ph.D. 0 Errol De Souza, Ph.D.
[ ] FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: 0

2.	To ratify the appointment of KPMG LLP as Palatin’s independent auditors for the fiscal year ending June 30, 2005.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3.	To approve an amendment to the 1996 Stock Option Plan increasing the common stock available for issuance from 5,000,000 to 7,500,000 shares.

[ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4.	In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

The proxy holders will vote the shares of the undersigned stockholder as instructed above. If the stockholder does not specify a choice, the proxy holders will vote the shares FOR proposals no. 1, 2 and 3 and on any other matter coming before the meeting in the discretion of the proxy holders.

The undersigned revokes any proxy previously given to vote or act with respect to such shares and ratifies and confirms all actions which the proxy holders or their substitutes may lawfully do in accordance with the instructions on this proxy card.

Please complete, sign, date and return this proxy card in the enclosed envelope. No postage is required if mailed in the United States.

SIGNATURE(S) _________________________________ DATE __________, 2004

SIGNATURE(S) _________________________________ DATE __________, 2004

NOTE: Please date this proxy card and sign your name exactly as it appears on the label. When there is more than one owner, each should sign. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If executed by a corporation, this proxy card should be signed by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. Please note any changes in your address alongside the address as it appears on the proxy card.

APPENDIX C: 1996 STOCK OPTION PLAN

This Appendix C is filed pursuant to Schedule 14A, Item 10, Instruction 3. It is not part of the proxy statement.

                           PALATIN TECHNOLOGIES, INC.
                             1996 STOCK OPTION PLAN

1.       PURPOSE.

The purposes of the 1996 Stock Option Plan (the "Plan") are to induce certain employees, consultants and directors to remain in the employ or service, or to continue to serve as directors, of Palatin Technologies, Inc. (the "Company")
and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the
"Code"), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the
"Board") believes that the granting of stock options (the "Options") under the
Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section
422(b) of the Code) or (b) options which are not incentive stock options
("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 4 hereof at the time of the grant thereof.

2.       EFFECTIVE DATE OF THE PLAN.

The Plan became effective on August 28, 1996, by action of the Board, subject to ratification by stockholders of the Company.

3.       STOCK SUBJECT TO PLAN.

5,000,000 of the authorized but unissued shares of the Common Stock, $0.01 par value, of the Company (the "Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options.
If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

                                                      Page 1

4.       COMMITTEE.

The Committee shall consist of two or more members of the Board both or all of whom shall be "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i)
promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange
Act") and "outside directors" within the contemplation of Section
162(m)(4)(C)(i) of the Code. The President of the Company shall also be a member of the Committee, ex-officio, whether or not he or she is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the
Board, which may at any time and from time to time remove any members of the
Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. In the event that no
Committee shall have been appointed, the Board shall serve as the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the
Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

5.       ADMINISTRATION.

Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The
Committee's determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive. The Board may, at any time, exercise any of the powers of the Committee.

6.       ELIGIBILITY.

A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) a director of the Company who is not employed by the
Company or any of the Subsidiaries (a "Non-Employee Director") and (iii)
employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or

                                                      Page 2

purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume or for which the Company has agreed to provide substitute options.

B. (i) On August 28, 1996, each Non-Employee Director shall be granted an Option
(a "Non-Employee Director's Formula Option") to purchase 20,000 shares of the
Common Stock at the initial per share option price of $1.36 per share.

(ii) At the first meeting of the Board immediately following the annual meeting of the Stockholders of the Company held following the effective date of the
Plan, and at the first meeting of the Board immediately following each subsequent annual meeting of the Stockholders of the Company, each Non-Employee
Director shall be granted an Option (a "Non-Employee Director's Formula Option")
to purchase 10,000 shares (after giving effect to the reverse stock split effected on September 5, 1997) of the Common Stock at the initial per share option price equal to the fair market value of a share of the Common Stock on the date of grant.

(iii) Each Non-Employee Director who becomes a director subsequent to the adoption date of the Plan shall be granted, as of a date determined by the
Board, which date shall be not earlier than the date he or she agrees to become a director and not later than the date he or she becomes a director, an Option
(a "Non-Employee Director's Initial Option") to purchase the number of shares
(after giving effect to the reverse stock split effected on September 5, 1997)
of the Common Stock determined by the Board, but not more than 10,000 shares, at the initial per share option price equal to the fair market value of a share of the Common Stock on the date of grant.

(iv) A Non-Employee Director may not exercise a Non-Employee Director's Formula
Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. A Non-Employee Director may (i) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director's Formula
Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-fourth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the date next preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-
fourths of the shares granted thereby and (iv) during the period commencing on such fourth anniversary and ending on the date of the expiration of such Option, exercise such Option with respect to all of the shares granted thereby.

7.       OPTION PRICES.

A. Except as otherwise provided in Sections 6 and 17, the initial per share option price of any Option shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of

                                                      Page 3

the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

B. For all purposes of the Plan, the fair market value of a share of the Common
Stock on any date shall be determined by the Committee as follows:

(i) If the Common Stock is listed on the OTC Electronic Bulletin Board, its fair market value shall be the closing selling price on such date for the Common
Stock as reported on the OTC Electronic Bulletin Board. If there are no sales of the Common Stock on that date, then the reported closing selling price for the
Common Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or,

(ii) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq National Market
System or the Nasdaq SmallCap Market System, its fair market value shall be the reported closing selling price for the Common Stock on the principal securities exchange or national market system on which the Common Stock is at such date listed for trading. If there are no sales of Common Stock on that date, then the reported closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value; or,

(iii) If the Common Stock is not traded on the OTC Electronic Bulletin Board, an exchange, or a national market system, its fair market value shall be determined in good faith by the Committee, and such determination shall be conclusive and binding on all persons.

8.       OPTION TERM.

Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof;
provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code)
more than 10% of the total combined voting power of the Common Stock of the
Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that the term of each Non-Employee Director's Formula Option shall be ten years from the date of the granting thereof.

9.       LIMITATIONS ON AMOUNT OF OPTIONS GRANTED.

A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the
Company) shall not exceed $100,000.

                                                      Page 4

B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 500,000 shares of the Common Stock.

10.      EXERCISE OF OPTIONS.

A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee
Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a
Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-fourth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the date next preceding the fourth anniversary of the date of the granting of such Option, exercise such
Option with respect to three- fourths of the shares granted thereby and (iv)
during the period commencing on such fourth anniversary and ending on the date of the expiration of such Option, exercise such Option with respect to all of the shares granted thereby.

B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified.

D. Except in the case of a Non-Employee Director's Formula Option, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10D, if any Participant shall have effected a "Hardship Withdrawal" from a "401(k) Plan" maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option. For the purpose of this paragraph E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. ss. 1.401(k)-
1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a
401(k) Plan shall mean a plan which is a "qualified plan" within the contemplation of section 401(a) of the Code which contains a "qualified cash or deferred arrangement" within the contemplation of section 401(k)(2) of the Code.

                                                      Page 5

11.      TRANSFERABILITY.

Except as provided in this Section 11, no Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her. An option which is not an "incentive stock option," as defined in Section 422(b) or any similar successor provision of the
Code, may be assigned or transferred to and exercised by a Participant's "family member" as defined in SEC Form S-8, General Instruction A(5), or any similar successor provision. Transfer of an option for value is permitted under this
Section 11 only to the extent not prohibited under Form S-8, General Instruction
A(5), or any similar successor provision.

12.      TERMINATION OF EMPLOYMENT.

A. Unless otherwise provided by the Committee, in the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company,
whether voluntarily or otherwise, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 90 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option.
Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.

B. For purposes of the foregoing, the term "cause" shall mean: (i) the commission by a Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by a
Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13.      ADJUSTMENT OF NUMBER OF SHARES.

A. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an
Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares

                                                      Page 6

of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an
Option and for each share of the Common Stock referred to in Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

B. In the event that there shall be any change, other than as specified in
Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the
Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of
Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.      PURCHASE FOR INVESTMENT, WITHHOLDING AND WAIVERS.

A. Unless the shares to be issued upon the exercise of an Option by a
Participant shall be registered prior to the issuance thereof under the
Securities Act of 1933, as amended, such Par ticipant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

B. In the event of the death of a Participant, a condition of exercising any
Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

                                                      Page 7

C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.

15.      NO STOCKHOLDER STATUS.

Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common
Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.      NO RESTRICTIONS ON CORPORATE ACTS.

Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the
Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.      OPTIONS GRANTED IN CONNECTION WITH ACQUISITIONS.

In the event that the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an "Acquired Subsidiary"), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary.
Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 19 that certain amendments to the Plan be approved by the stockholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18.      NO EMPLOYMENT OR SERVICE RIGHT.

Neither the existence of the Plan nor the grant of any Option shall require the
Company or any Subsidiary to continue any Participant in the employ of the
Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

                                                      Page 8

19.      TERMINATION AND AMENDMENT OF THE PLAN.

The Board may at any time terminate the Plan or make such modifications of the
Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the
Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section
13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; provided, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula
Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary and shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee
Retirement Income Security Act of 1974 or the Rules of the Securities and
Exchange Commission promulgated under Section 16 of the Exchange Act. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

20.      EXPIRATION AND TERMINATION OF THE PLAN.

The Plan shall terminate on August 27, 2006 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

                                      [END]

As adopted by the stockholders at a special meeting of stockholders held on
August 21, 1997;

as amended by the board of directors pursuant to a unanimous written consent dated January 12, 1998;

as amended by the board of directors pursuant to a unanimous written consent dated March 26, 1999;

as amended upon shareholder approval of amendments at the reconvened annual meeting of stockholders on July 1, 1999;

as amended upon shareholder approval of an amendment at the reconvened annual meeting of stockholders on November 21, 2000;

as amended by the board of directors effective January 1, 2001.

                                     Page 9